                                                                      EXHIBIT 99

PSYCHIATRIC SOLUTIONS, INC.
(LOGO)

CONTACT:
Brent Turner
Executive Vice President,
Finance and Administration
(615) 312-5700


          PSYCHIATRIC SOLUTIONS REPORTS THIRD QUARTER FINANCIAL RESULTS

                            -------------------------

                                REVENUE GROWS 72%

                            -------------------------

                      SAME-FACILITY REVENUE INCREASES 9.6%

                            -------------------------

                        EARNINGS GUIDANCE RAISED FOR 2005

Franklin, Tenn. (October 27, 2005) - Psychiatric Solutions, Inc. ("PSI") (NASDAQ: PSYS) today announced financial results for the third quarter and nine months ended September 30, 2005. Revenue increased 72% for the quarter to a record $223,572,000 from $130,219,000 for the third quarter of 2004. Net income for the third quarter of 2005, which included a pre-tax loss on the refinancing of long-term debt of $14,881,000, was $1,179,000, or $0.05 per diluted share. Excluding the loss on debt refinancing, net income was $10,256,000 for the third quarter of 2005, up 91% from $5,364,000 for the third quarter of 2004, and earnings per diluted share were $0.44, up 42% from $0.31. Diluted shares used in computing earnings per share increased 32% for the latest quarter from the third quarter last year. Please see pages 7 and 8 for a reconciliation of GAAP and non-GAAP financial results.

         Joey Jacobs, Chairman, President and Chief Executive Officer of PSI, remarked, "We are pleased to report outstanding financial and operating performance for the third quarter. Our organic growth strategy continued to produce strong results, with a 9.6% expansion in same-facility revenue, following an 8.5% increase for the third quarter last year and a 9.5% increase for the second quarter of 2005. Reflecting both rising demand and limited industry capacity, this increase in same-facility revenue was driven by the healthy combination of 4.2% growth in patient days and 5.2% growth in revenue per patient day. In addition, this increase, which represents our 12th consecutive expansion in quarterly same-facility revenue, provides further evidence of the value our facilities deliver within their communities and the high quality care our patients receive.

         "As anticipated, this substantial same-facility revenue growth, together with our ongoing efforts to increase operational productivity, produced significant operating leverage. PSI's adjusted EBITDA doubled for the third quarter to $32,623,000, or 14.6% of revenues, from $16,301,000, or 12.5% of revenues, for the third quarter of 2004. The adjusted EBITDA margin produced by the same-facility base increased to 16.4% for the third quarter, up from 14.9% for the third quarter last year. Please see pages 7 and 8 for a reconciliation of GAAP and non-GAAP financial results.

         "Our results for the third quarter also reflect the acquisition of 20 inpatient psychiatric facilities from Ardent Health Services in a transaction completed on July 1, 2005, which added approximately 2,000 beds to our base of more than 4,300 at the start of the third quarter. Because of the significant similarity between these facilities and our existing facilities, the integration of these facilities into our operations has


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


PSYS Reports Third Quarter Results
Page 2
October 27, 2005


proceeded smoothly, and, as expected, the third quarter financial results from these 20 facilities were accretive to our results. The continuing success of our organic growth strategy supports our confidence in the potential of these facilities to make a substantial contribution to our future growth and profitability.

         "Due to our strong cash flow from operations for the third quarter and our common stock offering in September, which provided net proceeds of $192.6 million, we have significantly reduced our borrowings relating to the purchase of the Ardent facilities. At the end of the third quarter, our debt to total capitalization was 48.2%, cash and cash equivalents were $30.0 million and there were no borrowings under our $150 million revolving credit facility. As a result, we continue to have the financial flexibility to execute our proven growth strategies, including selective acquisitions such as the purchase of a 59-bed facility in Chino, California, completed in early August."

         Based primarily on the Company's financial results for the first nine months of 2005 and current industry conditions, PSI today raised its guidance for adjusted earnings per diluted share for 2005 to a range of $1.63 to $1.65 from the previous range of $1.57 to $1.62. PSI also affirmed its established guidance for 2006 earnings per diluted share in a range of $2.10 to $2.15. The Company's guidance does not include the impact of losses on the refinancing of long-term debt, any impact from additional future acquisitions, or the anticipated adoption of FAS 123R in January 2006.

         Mr. Jacobs concluded, "We believe the track record PSI has produced over the last three years demonstrates our ability to implement our organic growth and acquisition strategies successfully to produce significant profitable growth. Our achievements during this time have also enabled us to become the leading provider of inpatient psychiatric care in the United States, offering the highest quality of care through the dedicated efforts of over 13,000 employees. In an industry environment of rising demand and limited supply, we expect to leverage these opportunities to build further stockholder value."

         PSI will hold a conference call to discuss this release tomorrow at 10:00 a.m. Eastern time. Participants will have the opportunity to listen to the conference call over the Internet by going to www.psysolutions.com and clicking Investor Relations or by going to www.earnings.com. Participants are encouraged to go to the selected web sites at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at these sites shortly after the call through the end of business on November 11, 2005.

         This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of PSI and its management. PSI's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to: (1) potential competition which alters or impedes PSI's acquisition strategy by decreasing PSI's ability to acquire additional inpatient facilities on favorable terms; (2) the ability of PSI to improve the operations of acquired inpatient facilities, including the inpatient facilities acquired from Ardent Heath Services; (3) the ability to maintain favorable and continuing relationships with physicians who use PSI's facilities; (4) the ability to receive timely additional financing on terms acceptable to PSI to fund PSI's acquisition strategy and capital expenditure needs; (5) risks inherent to the health care industry, including the impact of unforeseen changes in regulation, reimbursement rates from federal and state health care programs or managed care companies and exposure to claims and legal actions by patients and others; and
(6) potential


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PSYS Reports Third Quarter Results
Page 3
October 27, 2005


difficulties in integrating the operations of PSI with recently acquired operations. The forward-looking statements herein are qualified in their entirety by the risk factors set forth in PSI's filings with the Securities and Exchange Commission. PSI undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof.

         PSI offers an extensive continuum of behavioral health programs to critically ill children, adolescents and adults through its operation of 55 owned or leased freestanding psychiatric inpatient facilities with more than 6,400 beds. PSI also manages freestanding psychiatric inpatient facilities for government agencies and psychiatric inpatient units within medical/surgical hospitals owned by others.























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
PSYS Reports Third Quarter Results
Page 4
October 27, 2005


                           PSYCHIATRIC SOLUTIONS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (UNAUDITED, IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)



                                                               THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                 SEPTEMBER 30,                 SEPTEMBER 30,
                                                             -----------------------     ------------------------
                                                               2005           2004         2005           2004
                                                             ---------      --------     ---------      ---------
Revenue                                                      $ 223,572      $130,219     $ 503,624      $ 348,020

Salaries, wages and employee benefits                          123,731        71,310       275,982        188,663
Professional fees                                               22,642        13,875        51,462         38,422
Supplies                                                        13,541         8,563        30,985         22,283
Rentals and leases                                               3,447         2,553         8,218          6,407
Other operating expenses                                        22,631        14,221        54,250         39,522
Provision for doubtful accounts                                  4,957         3,396        10,301          8,051
Depreciation and amortization                                    4,370         2,628        10,326          7,094
Interest expense                                                11,386         5,105        18,213         14,077
Loss on refinancing long-term debt                              14,881            --        21,871          6,407
                                                             ---------      --------     ---------      ---------
                                                               221,586       121,651       481,608        330,926
Income from continuing operations before
     income taxes                                                1,986         8,568        22,016         17,094
Provision for income taxes                                         774         3,254         8,586          6,496
                                                             ---------      --------     ---------      ---------
Income from continuing operations                                1,212         5,314        13,430         10,598
(Loss) income from discontinued operations, net of taxes           (33)           50          (216)          (164)
                                                             ---------      --------     ---------      ---------
Net income                                                       1,179         5,364        13,214         10,434
Accrued preferred stock dividends                                   --           149            --            656
                                                             ---------      --------     ---------      ---------
Net income available to common stockholders                  $   1,179      $  5,215     $  13,214      $   9,778
                                                             =========      ========     =========      =========

Basic earnings per share:
     Income from continuing operations                       $    0.05      $   0.35     $    0.64      $    0.73
     Income (loss) from discontinued operations                     --            --         (0.01)         (0.01)
                                                             ---------      --------     ---------      ---------
                                                             $    0.05      $   0.35     $    0.63      $    0.72
                                                             =========      ========     =========      =========

Diluted earnings per share:
     Income from continuing operations                       $    0.05      $   0.31     $    0.61      $    0.61
     Income (loss) from discontinued operations                     --            --         (0.01)         (0.01)
                                                             ---------      --------     ---------      ---------
                                                             $    0.05      $   0.31     $    0.60      $    0.60
                                                             =========      ========     =========      =========

Shares used in computing per share amounts:
     Basic                                                      22,410        14,796        21,142         13,629
     Diluted                                                    23,202        17,535        21,875         17,383







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PSYS Reports Third Quarter Results
Page 5
October 27, 2005

                           PSYCHIATRIC SOLUTIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                      SEPTEMBER 30,  DECEMBER 31,
                                                                          2005          2004
                                                                      ------------   ------------
                                    ASSETS
Current assets:
     Cash and cash equivalents                                         $   29,972      $ 33,314
     Accounts receivable, less allowance for doubtful accounts of
         $16,860 and $10,662, respectively                                134,319        76,984
     Prepaids and other                                                    45,349        16,601
                                                                       ----------      --------
Total current assets                                                      209,640       126,899
Property and equipment, net of accumulated depreciation                   374,796       218,211
Cost in excess of net assets acquired                                     527,742       130,079
Other assets                                                               30,724        22,330
                                                                       ----------      --------
Total assets                                                           $1,142,902      $497,519
                                                                       ==========      ========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                  $   18,231      $ 10,355
     Salaries and benefits payable                                         46,744        27,205
     Other accrued liabilities                                             32,408        28,665
     Current portion of long-term debt                                        321        20,764
                                                                       ----------      --------
Total current liabilities                                                  97,704        86,989
Long-term debt, less current portion                                      482,081       153,572
Deferred tax liability                                                     22,603         8,020
Other liabilities                                                          21,784         4,423
                                                                       ----------      --------
Total liabilities                                                         624,172       253,004
Stockholders' equity:
     Common stock, $0.01 par value, 48,000 shares authorized;
         25,989 and 20,468 issued and outstanding, respectively               260           205
     Additional paid-in capital                                           488,990       228,044
     Accumulated earnings                                                  29,480        16,266
                                                                       ----------      --------
Total stockholders' equity                                                518,730       244,515
                                                                       ----------      --------
Total liabilities and stockholders' equity                             $1,142,902      $497,519
                                                                       ==========      ========







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PSYS Reports Third Quarter Results
Page 6
October 27, 2005

                           PSYCHIATRIC SOLUTIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED, IN THOUSANDS)

                                                                               NINE MONTHS ENDED
                                                                                  SEPTEMBER 30,
                                                                               2005           2004
                                                                            ---------      ---------
OPERATING ACTIVITIES:
Net income                                                                  $  13,214      $  10,434
Adjustments to reconcile net income to net cash
     provided by continuing operating activities:
     Loss from discontinued operations, net of taxes                              216            164
     Depreciation and amortization                                             10,326          7,094
     Provision for doubtful accounts                                           10,301          8,051
     Amortization of loan costs                                                   818            706
     Loss on refinancing long-term debt                                        21,871          6,407
     Change in income tax assets and liabilities                                1,715          5,979
     Changes in operating assets and liabilities:
        Accounts receivable                                                   (20,075)       (10,331)
        Prepaids and other assets                                              (4,160)         2,019
        Accounts payable                                                        2,037         (5,258)
        Salaries and benefits payable                                           1,634          6,488
        Accrued liabilities and other liabilities                              13,280          4,405
                                                                            ---------      ---------
Net cash provided by continuing operating activities                           51,177         36,158

INVESTING ACTIVITIES:
Cash paid for acquisitions, net of cash acquired                             (514,732)      (115,842)
Capital purchases of property and equipment                                   (14,285)       (11,155)
Investment in equity method investees                                          (1,340)            --
Other                                                                           1,013         (2,063)
                                                                            ---------      ---------
Net cash used in investing activities                                        (529,344)      (129,060)

FINANCING ACTIVITIES:
Net increase in revolving credit facility                                          --         70,000
Issuances of long-term debt                                                   545,000             --
Repayments of long-term debt                                                 (236,735)          (794)
Loss on refinancing long-term debt                                            (15,398)        (3,844)
Payment of loan and issuance costs                                            (13,294)        (2,027)
Proceeds from repayment of stockholder notes                                       --            338
Proceeds from secondary offering of common stock, net of issuance costs       192,637             --
Proceeds from exercises of stock options                                        2,615          2,108
                                                                            ---------      ---------
Net cash provided by financing activities                                     474,825         65,781
                                                                            ---------      ---------
Net decrease in cash and cash equivalents                                      (3,342)       (27,121)
Cash and cash equivalents at beginning of the period                           33,314         44,954
                                                                            ---------      ---------
Cash and cash equivalents at end of the period                              $  29,972      $  17,833
                                                                            =========      =========

SIGNIFICANT NON-CASH TRANSACTIONS:
Issuance of common stock used for acquisitions                              $  64,765      $      --
                                                                            =========      =========
Loss on refinancing long-term debt                                          $   6,473      $   2,563
                                                                            =========      =========
Issuance of common stock upon conversion of series A
     convertible preferred stock                                            $      --      $  15,791
                                                                            =========      =========

EFFECT OF ACQUISITIONS:
     Assets acquired, net of cash acquired                                  $ 623,000      $ 122,902
     Cash payment for prior-year acquisitions                                   5,793          3,350
     Liabilities assumed                                                      (49,296)       (10,410)
     Issuance of common stock used for acquisitions                           (64,765)            --
                                                                            ---------      ---------
     Cash paid for acquisitions, net of cash acquired                       $ 514,732      $ 115,842
                                                                            =========      =========



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
PSYS Reports Third Quarter Results
Page 7
October 27, 2005

                           PSYCHIATRIC SOLUTIONS, INC.
         RECONCILIATION OF NET INCOME AND EARNINGS PER DILUTED SHARE TO
           ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER DILUTED SHARE
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                  SEPTEMBER 30,               SEPTEMBER 30,
                                                             ----------------------      ----------------------
                                                               2005          2004          2005           2004
                                                             --------      --------      --------      --------
Net income                                                   $  1,179      $  5,364      $ 13,214      $ 10,434
Plus reconciling items:
   Discontinued operations, net of taxes                           33           (50)          216           164
   Provision for income taxes                                     774         3,254         8,586         6,496
                                                             --------      --------      --------      --------
   Income from continuing operations before income taxes        1,986         8,568        22,016        17,094
   Discontinued operations, pre-tax                               (54)           81          (354)         (265)
   Loss on refinancing long-term debt                          14,881            --        21,871         6,407
                                                             --------      --------      --------      --------
       Adjusted income before income taxes                     16,813         8,649        43,533        23,236
   Provision for income taxes                                   6,557         3,285        16,978         8,830
                                                             --------      --------      --------      --------
       Adjusted net income                                   $ 10,256      $  5,364      $ 26,555      $ 14,406
                                                             ========      ========      ========      ========

Earnings per diluted share                                   $   0.05      $   0.31      $   0.60      $   0.60
                                                             ========      ========      ========      ========
Adjusted earnings per diluted share(a)                       $   0.44      $   0.31      $   1.21      $   0.83
                                                             ========      ========      ========      ========
Diluted shares used in computing per share amounts:            23,202        17,535        21,875        17,383


(a) PSI believes its calculation of adjusted earnings per diluted share provides a better measure of the Company's ongoing performance and provides better comparability to prior periods because it excludes items not related to the Company's core business operations. Adjusted earnings per diluted share should not be considered as a measure of financial performance under accounting principles generally accepted in the United States, and the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per diluted share is not a measurement determined in accordance with accounting principles generally accepted in the United States and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.







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PSYS Reports Third Quarter Results
Page 8
October 27, 2005

                           PSYCHIATRIC SOLUTIONS, INC.
              RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS
                         TO EBITDA AND ADJUSTED EBITDA
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                          THREE MONTHS ENDED       NINE MONTHS ENDED
                                             SEPTEMBER 30,            SEPTEMBER 30,
                                          -------------------     -------------------
                                           2005        2004        2005         2004
                                          -------     -------     -------     -------
Income from continuing operations         $ 1,212     $ 5,314     $13,430     $10,598
Provision for income taxes                    774       3,254       8,586       6,496
Interest expense                           11,386       5,105      18,213      14,077
Depreciation and amortization               4,370       2,628      10,326       7,094
                                          -------     -------     -------     -------
EBITDA(a)                                  17,742      16,301      50,555      38,265
Other expenses:
   Loss on refinancing long-term debt      14,881          --      21,871       6,407
                                          -------     -------     -------     -------
Adjusted EBITDA(a)                        $32,623     $16,301     $72,426     $44,672
                                          =======     =======     =======     =======


(a) EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as income from continuing operations before interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as income from continuing operations before interest expense (net of interest income), income taxes, depreciation, amortization, stock compensation and other items included in the caption above labeled "Other expenses". These other expenses may occur in future periods but the amounts recognized can vary significantly from period to period and do not directly relate to the ongoing operations of our health care facilities. PSI's management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess operating performance of its facilities and their management teams. PSI believes it is useful to investors to provide disclosures of its operating results on the same basis as that used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate PSI's overall performance and to compare PSI's current operating results with corresponding periods and with other companies in the health care industry. You should not consider EBITDA and adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States. Because EBITDA and adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.








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PSYS Reports Third Quarter Results
Page 9
October 27, 2005


                           PSYCHIATRIC SOLUTIONS, INC.
                     OPERATING STATISTICS - OWNED FACILITIES
                                   (UNAUDITED)
                             (REVENUE IN THOUSANDS)

                                               THREE MONTHS ENDED                        NINE MONTHS ENDED
                                                  SEPTEMBER 30,                            SEPTEMBER 30,
                                           --------------------------        %      ---------------------------        %
                                               2005           2004          CHG.       2005            2004           CHG.
                                           -----------    -----------     --------  -----------     -----------     --------
SAME-FACILITY RESULTS:
   Revenue                                 $   125,500    $   114,487       9.6%    $   327,173     $   301,142       8.6%
   Admissions                                   14,397         13,849       4.0%         36,893          35,897       2.8%
   Patient days                                281,541        270,142       4.2%        761,711         722,801       5.4%
   Average length of stay(a)                      19.6           19.5       0.5%           20.6            20.1       2.5%
   Revenue per patient day(b)              $       446    $       424       5.2%    $       430     $       417       3.1%
   EBITDA margin                                  16.4%          14.9%      150 BPS        17.4%           15.5%      190 BPS

TOTAL FACILITY RESULTS:
   Revenue                                 $   207,534    $   114,487      81.3%    $   456,188     $   301,142      51.5%
   Admissions                                   24,212         13,849      74.8%         53,748          35,897      49.7%
   Patient days                                416,962        270,142      54.3%        983,262         722,801      36.0%
   Average length of stay(a)                      17.2           19.5     (11.8)%          18.3            20.1      (9.0)%
   Revenue per patient day(b)              $       498    $       424      17.5%    $       464     $       417      11.3%
   EBITDA margin                                  17.4%          14.9%      250 BPS        17.5%           15.5%      200 BPS

(a)    Average length of stay is defined as patient days divided by admissions.
(b) Revenue per patient day is defined as owned facility revenue divided by patient days.


                                      -END-